BLACKROCK FUNDS VII, INC.

BlackRock Sustainable U.S. Growth Equity Fund

(the “Fund”)

Supplement dated September 29, 2022 (the “Supplement”) to the Fund’s

Summary Prospectuses and Prospectuses, each dated August 26, 2022, as supplemented to date

The following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Sustainable U.S. Growth Equity Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Sustainable U.S. Growth Equity Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Lawrence Kemp[1]	2021	Managing Director of BlackRock, Inc.
Saverio Console	2021	Director of BlackRock, Inc.
Caroline Bottinelli	2022	Director of BlackRock, Inc.

[1]	On or about April 1, 2023, Lawrence Kemp will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of the Fund.

The section of the Prospectuses entitled “Details About the Funds — How Each Fund Invests — About the Portfolio Management Team of Sustainable U.S. Growth Equity” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF SUSTAINABLE U.S. GROWTH EQUITY
The Fund is managed by a team of financial professionals. Lawrence Kemp[1], Saverio Console and Caroline Bottinelli are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

[1]	On or about April 1, 2023, Lawrence Kemp will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of the Fund.

The section of the Prospectuses entitled “Management of the Funds — Portfolio Manager Information — Sustainable U.S. Growth Equity” is deleted in its entirety and replaced with the following:

Sustainable U.S. Growth Equity

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Lawrence Kemp[1]	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2021	Managing Director of BlackRock, Inc. since 2012; prior to joining BlackRock, Inc., Mr. Kemp was a Managing Director at UBS Global Asset Management.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Saverio Console	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2021	Director of BlackRock, Inc. since 2013; Principle of Rainier Investment Management from 2012 to 2013; Executive Director of UBS Global Asset Management from 1996 to 2012.
Caroline Bottinelli	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Director of BlackRock, Inc. since 2020; Vice President of BlackRock, Inc. from 2016 to 2020; prior to joining BlackRock, Inc., Ms. Bottinelli was an Equity Research Associate at J.P. Morgan.

[1]	On or about April 1, 2023, Lawrence Kemp will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of the Fund.

Shareholders should retain this Supplement for future reference.